SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) - August 29, 2006

TRUE RELIGION APPAREL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-51483	98-0352633
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Rio Vista Avenue, Los Angeles, California	90023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 266-3072
Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 29, 2006, Guru Denim, Inc. ("Guru"), a wholly-owned subsidiary of the Registrant, received the Final Arbitration Award from the arbitrator in the arbitration initiated by Indigo Group USA, Inc. ("Indigo") in April 2005. On August 29, 2006, the arbitrator in the matter issued a Final Arbitration Award against the Registrant in the amount of $2,049,554, consisting of $1,541,434 in damages and $508,120 of interest, fees and costs. The Registrant had previously accrued $1,900,000 for a potential legal settlement related to this matter. The difference of $149,554 between the accrued legal expense and the final arbitration award will be recognized in the quarterly period ended September 30, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRUE RELIGION APPAREL, INC.
Date: September 1, 2006	By:	/s/ Charles Lesser
		Name:	Charles Lesser
		Title:	Chief Financial Officer